SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2014

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

EXPLANATORY NOTE
We are filing this Amendment No. 1 to Form 8-K to amend our Current Report on Form 8K filed with the Securities and Exchange Commission on February 20, 2014 (the Original Form 8K). This amendment is intended to correct an error in the press release we issued on February 20, 2014 and attached to the Original 8K as Exhibit 99.1. This news release reported our results of operations for the year and quarter ended January 31, 2014.

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION
On February 20, 2014 we issued a news release reporting the results of our operations for the year and quarter ended December 31, 2013. Subsequent to the filing of the release we determined there was a calculation error that resulted in the reporting of an incorrect number in the section dealing with Loss and Loss Adjustment Expenses.

This amendment revises only the percentage by which the current accident year loss ratio was affected by a decrease in net earned premium. We originally reported the effect as 6.4 percentage points, the correct number is 15 percentage points.

Our original disclosure in this section read as follows; the incorrect number is underlined:

Our current accident year loss ratio was 90.2% for the quarter and 84.8% for the year-to-date, compared to 76.8% and 82.1% for the respective year-ago periods. The increase in the current accident year loss ratio is attributable in part to the decrease in net earned premium, driven by the change in the swing-rated component of ceded premiums, which accounted for 6.4 percentage points of the quarter increase and almost all of the year-over-year increase.

The correct disclosure is presented below, with the correct number underlined:

Our current accident year loss ratio was 90.2% for the quarter and 84.8% for the year-to-date, compared to 76.8% and 82.1% for the respective year-ago periods. The increase in the current accident year loss ratio is attributable in part to the decrease in net earned premium, driven by the change in the swing-rated component of ceded premiums, which accounted for 15 percentage points of the quarter increase and almost all of the year-over-year increase.

In addition to the filing of the Amendment to our prior 8K filing, we are correcting the press release issued on February 20, 2014 and have provided a copy of the corrected release as Exhibit 99.1 to this Current Report on Form 8K.
The information we are furnishing under Item 2.02 of this Current Report on Form 8K, including Exhibit 99.1, is not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	CORRECTED news release issued on February 20, 2014 reporting results of our operations for the year and quarter ended December 31, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2014

PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
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Frank B. O’Neil Senior Vice-President

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